SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2010

OmniReliant Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

14375 Myerlake Circle
Clearwater, FL 33760
 (Address of principal executive offices) (zip code)

 (727) 230-1031
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 4, 2010, OmniReliant Holdings, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with an accredited investor pursuant to which the Company sold an 8% convertible promissory note in the principal amount of $1,500,000 for an aggregate purchase price of $1,500,000 (the “Note”).   The Note is due on demand in the holder’s discretion.  The Note is convertible into securities offered by the Company in a future financing pursuant to the terms of the Purchase Agreement.

The foregoing is not a complete summary of the terms of the private placement described in this Item 1.01 and reference is made to the complete text of the Purchase Agreement and the form of Note attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 above, which information that is required to be disclosed under this Item 3.02 is hereby incorporated by reference into this Item, on June 4, 2010, the Company issued and sold to an accredited investor an 8% convertible promissory note in the principal amount of $1,500,000 for an aggregate purchase price of $1,500,000 (the “Note”).  The Note is due on demand in the holder’s discretion.  The Note is convertible into securities offered by the Company in a future financing pursuant to the terms of the Purchase Agreement.   The Note was sold and/or issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), were not registered under the Securities or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.  The Investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 3.02              Unregistered Sale of Equity Securities

See Item 1.01 Which Is Incorporated By Reference Herein

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Note Purchase Agreement dated June 4, 2010
10.2	Form of Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniReliant Holdings, Inc.

Dated: June 7, 2010	By:	/s/ Robert DeCecco
Name: Robert DeCecco
Title: Chief Executive Officer